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              SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported):  September 27, 2000


                    LAS VEGAS GAMING, INC.
           -----------------------------------------
      (Exact name of registrant as specified in its charter)


NEVADA                                      88-0392994
------                                      ----------
(State or other jurisdiction of             (I.R.S. Employer
incorporation or organization)              Identification No.)

3261 S. Highland Avenue, Suite 613
Las Vegas, Nevada                           89109
----------------------------------          -----
(Address of principal executive offices)    (Zip Code)

Registrants telephone number, including area code   702-733-9703

Commission File Number: 0-30375



----------------------------------          -----
(Former name or former address,             (Zip Code)
if changed since last report.)


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     None

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     None

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ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     None

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     None

ITEM 5. OTHER EVENTS

     None

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

On September 27, 2000, the following director and officer resigned his position with the Company:

Director/Officer        Positions held          Date of Resignation
----------------        --------------          -------------------
Mark Valenti            Director                September 27, 2000
                        Secretary
			Executive Vice President


Resignation of Mark Valenti as Director, Secretary and Executive
Vice President of the Company

The Registrant received the resignation of Mr. Mark Valenti as a Director, Executive Vice President and Secretary on September 27, 2000. There were no disagreements with the Registrant relating to the Registrant's policies, operations or practices. The Board of Directors has appointed Bill Williams, already one of the Company's directors, as Secretary.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Mr. Valenti was paid $32,000 for his consulting services from March 1, 2000 through October 31, 2000.

The most recent financial information for the Company can be found in its Form 10-QSB/A filed on August 24, 2000. Such information is incorporated by reference herein.

Exhibits

None

ITEM 8.  CHANGE IN FISCAL YEAR

     None

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                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


LAS VEGAS GAMING, INC.


/s/ Russell Roth
__________________________________
Russell Roth, President

Date:    October 23, 2000